Right-of-use assets - Amounts recognised in profit or loss (Details) - EUR (€) € in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Right-of-use assets.
Depreciation expense of right-of-use assets	€ 1,943	€ 2,882	€ 3,996
Interest expenses on lease liabilities	579	637	584
Rent expenses - short-term leases	175	770	7,175
Rent expense - leases of low-value assets	21	27	48
Total amounts recognized in profit or loss	2,718	4,316	11,803
Total cash outflows for leases	€ 3,095	€ 5,111	€ 11,467